United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 26, 2014

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission

File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive, P.O Box 805	c/o UTi, Services, Inc.
Road Town, Tortola, VG1110	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA
(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 1.01.	Entry Into a Material Definitive Agreement

Agreements relating to 7.00% Convertible Preference Shares

On February 26, 2014, UTi Worldwide Inc. ( the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with an affiliate of P2 Capital Partners, LLC (“P2”) relating to the $175 million private placement (the “Convertible Preference Shares Placement”) of 7.00% convertible preferred shares (the “Convertible Preference Shares”). After giving effect to the issuance of the Convertible Preference Shares, P2, the Company’s largest shareholder, will own approximately 20.4% of the Company’s ordinary shares on an as-converted basis, without giving effect to any payment in-kind of dividends on the Convertible Preference Shares and any future issuances, including in respect of the Notes (as defined below) being concurrently issued by the Company.

The rights, privileges, restrictions and conditions attaching to the Convertible Preference Shares are specified in the Memorandum and Articles (each, as defined below). Pursuant to the terms of the Memorandum and Articles, the Convertible Preference Shares will be convertible at the holder’s option into the Company’s ordinary shares (or a combination of ordinary shares and cash in certain circumstances) at any time after September 5, 2014 (or earlier upon liquidation of the Company) based on an initial conversion price of $13.8671. The Company expects to pay dividends in kind on the convertible preference shares. Based on the initial conversion price and the assumption that all dividends are paid in kind, the Company expects to issue 15,534,575 ordinary shares if the Convertible Preference Shares remain outstanding through March 1, 2017 and the Convertible Preference Shares are converted in full. Until March 1, 2017, the holder of the Convertible Preference Shares will have pre-emptive rights with respect to the Company’s equity securities for so long as they own a number of Convertible Preference Shares convertible into at least 6,309,896 ordinary shares.

Concurrently with the execution of the Purchase Agreement, the Company and P2 entered into the Amended and Restated Letter Agreement (the “Governance Letter Agreement”), which amends and restates the terms of an existing letter agreement between the parties. In addition, the Company and certain affiliates of P2 agreed to enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form attached to the Purchase Agreement, which upon issuance of the Convertible Preference Shares, will amend and restate the terms of an existing registration rights agreement among the Company and certain P2 affiliates party thereto. Until the issuance of the Convertible Preference Shares, such existing registration rights agreement will remain in full force and effect.

The foregoing description of the Purchase Agreement, the Governance Letter Agreement and the Registration Rights Agreement (collectively, the “Agreements”) is a general description only, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement (which includes a Form of the Registration Rights Agreement as an attachment) and the Governance Letter Agreement, which are filed hereto as Exhibits 10.7 and 10.8 and incorporated by reference into this Item 1.01. The Agreements have been included to provide investors and security holders with information regarding the terms thereof and is not intended to provide any factual information about the Company, P2 or their respective subsidiaries or affiliates.

To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 5.03 below and the information in the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on February 26, 2014 under the captions “Recent Developments—UTi’s Convertible Preference Shares”, “Recent Developments—Debt Commitment Letter” and “Recent Developments—Credit Facility Waivers” and Exhibits 10.1 through 10.6 attached to such Current Report on Form 8-K, are each incorporated by reference into this Item 1.01 as further updated by the information set forth above.

Item 2.02.	Results of Operations and Financial Condition

To the extent required by Item 2.02 of Form 8-K, the information in the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on February 26, 2014 under the caption “Recent Developments—Preliminary Results for the Fourth Quarter and Full Year Fiscal 2014” is incorporated by reference into this Item 2.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information in or incorporated by reference into the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on February 26, 2014 under the captions “Recent Developments—Debt Commitment Letter” and “Recent Developments—Credit Facility Waivers” is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities

7.00% Convertible Preference Shares

To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 above is incorporated by reference into this Item 3.02.

As described in Item 1.01, under the terms of the Purchase Agreement, the Company has agreed to issue Convertible Preference Shares in a private placement of such securities exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. P2 has represented that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Convertible Preference Shares are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the Convertible Preference Shares and the ordinary shares issuable upon conversion of such Convertible Preference Shares.

4.50% Convertible Senior Notes due 2019

On February 26, 2014, the Company agreed to issue $350 million aggregate principal amount of 4.50% Convertible Senior Notes due 2019 (the “Notes”) in a private offering. The Company has also granted the initial purchasers in the offering an option to purchase up to an additional $50 million aggregate principal amount of the Notes. The Notes will mature on March 1, 2019, unless earlier converted, redeemed or purchased by the Company. The Company estimates that the proceeds from the offering of the Notes will be approximately $335 million (or $383 million if the initial purchasers exercise their option to purchase additional Notes in full) and the total proceeds from the offering of the Notes and the Convertible Preference Shares Placement will be approximately $510 million (or approximately $558 million if the initial purchasers exercise their option to purchase additional Notes in full).

The initial conversion rate for the Notes will be 68.9703 of the Company’s ordinary shares per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $14.50 per ordinary share and represents a conversion premium of approximately 35% over the last reported sale price of the Company’s ordinary shares on February 26, 2014, which was $10.74. Upon conversion of the Notes, the Company will deliver ordinary shares, except that if the Company obtains shareholder approval under certain circumstances, the Company will pay or deliver, as the case may be, cash, ordinary shares or a combination of cash and ordinary shares, at the Company’s election. The Company intends to seek such shareholder approval at its next annual meeting of shareholders to facilitate cash settlement of the Notes. The Company may not redeem the Notes prior to maturity unless certain tax related events occur. Holders may cause the Company to repurchase the Notes for cash, at their option, upon the occurrence of specified fundamental changes.

The closing of the Notes offering is conditioned upon the closing of the Convertible Preference Shares Placement, and the closing of the Convertible Preference Shares Placement is conditioned upon the closing of the Notes offering. The Company expects that the Notes offering will be completed, subject to customary closing conditions, on March 4, 2014.

The Notes and the Company’s ordinary shares issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the United States Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes are being sold in the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders

(a) The Memorandum filed by the Company on February 27, 2014 amends and restates, among other terms, the terms of Clause 9 therein to provide that the creation or issue of further shares ranking superior to the holders of existing shares shall not be deemed as a variation of the rights conferred upon the holders of such existing shares. The only class of security to which this applies is the ordinary shares, no par value, of the Company. The effect of this amendment is to permit the issuance of preference shares with seniority to the ordinary shares. To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 above and the information contained in or incorporated by reference into Item 5.03 below are incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Pursuant to the authority granted to the directors of the Company by the Amended and Restated Memorandum of Association of the Company, the Board approved amending and restating the Memorandum of Association and Articles of Association of the Company.

Amended and Restated Memorandum of Association

On February 27, 2014, the Company filed the Amended and Restated Memorandum of Association, as approved by the Board of Directors (the “Memorandum”), with the Registry of Corporate Affairs of the British Virgin Islands. The Memorandum became effective upon such filing. The Memorandum was amended and restated to provide the terms of the Company’s Convertible Preference Shares, which comprise a new series of preference shares of the Company, and to provide for the changes discussed in this Current Report on Form 8-K.

The above description of the Memorandum and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Memorandum of Association which is filed as Exhibit 3.1 to this Current Report on Form 8-K and a copy of the Amended and Restated Memorandum of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 7, 2012, each of which is incorporated by reference into this Item 5.03. To the extent required by this Item 5.03, the information contained in or incorporated by reference into Item 3.03 above is incorporated by reference into this Item 5.03.

Amended and Restated Articles of Association

On February 27, 2014, the Company filed the Amended and Restated Articles of Association, as approved by the Board (the “Articles”), with the Registry of Corporate Affairs of the British Virgin Islands. The Articles became effective upon such filing. The amendments to the Articles consisted of clarifications required as a result of the amendment and restatement to the Memorandum referenced above.

The above description of the Articles and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Articles of Association which is filed as Exhibit 3.2 to this Current Report on Form 8-K and a copy of the Amended and Restated Articles of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 7, 2012, each of which is incorporated by reference into this Item 5.03.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), finding suitable merger or acquisition candidates, expansion and growth of the Company’s business and operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks in the Company’s filings with the SEC and the following: the Company’s ability to maintain sufficient liquidity and capital resources to fund its business including through entry into a proposed new asset-based revolving credit facility; the Company’s receipt of a “going concern” qualification in its audit and its ability to complete the financings in a manner necessary to obtain a clean audit opinion for fiscal year 2014; the Company’s ability to complete its business transformation initiatives in the timeframe anticipated and achieve the expected benefits; the Company’s ability to generate sufficient cash to service all of its debt; the Company’s ability to refinance, renew or replace its credit facilities and other indebtedness on commercially reasonable terms or at all; delays or inability to pay by the Company’s customers; dilution in connection with a private placement of convertible preference shares that will happen concurrently with the offering of the Notes and dilution in connection with the offering of the Notes; volatility with respect to global trade; global economic, political and market conditions and unrest, including those in Africa, Asia Pacific and EMENA (which is comprised of Europe, Middle East and North Africa); risks associated with the Company’s ongoing business transformation initiative, which include unanticipated difficulties, delays, additional costs and expenses as well as potential billing delays; volatile fuel costs; transportation capacity, pricing dynamics and the ability of the Company to secure space on third party aircraft, ocean vessels and other modes of transportation; changes in interest and foreign exchange rates, particularly with respect to the South African rand; material interruptions in transportation services; risks of international operations; risks associated with, and the potential for penalties, fines, costs and expenses the company may incur as a result of investigations by the governments of Brazil and Singapore into the international air freight and air cargo transportation industry; risks of adverse legal judgments or other liabilities not limited by contract or covered by insurance; the Company’s ability to retain clients while facing increased competition; the financial condition of the Company’s clients; disruptions caused by epidemics, natural disasters, conflicts, strikes, wars and terrorism; the impact of changes in the Company’s effective tax rates; the other risks and uncertainties described herein and in the Company’s other filings with the SEC; and other factors outside the Company’s control. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof and the Company does not undertake any obligation to update forwardlooking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

10.1	Commitment Letter dated as of February 25, 2014, by and between the Company and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.2

Waiver Agreement dated as of February 25, 2014, by and between the Company and certain of its subsidiary guarantors and Bank of the West (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.3	Waiver Letter dated as of February 21, 2014, from Commerzbank Aktiengesellschaft to the Company and its German subsidiary, UTi Deutschland GmbH (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.4	Waiver Agreement dated as of February 25, 2014, by and between the Company and certain of its subsidiary guarantors and Nedbank Limited (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.5

Waiver Agreement dated as of February 25, 2014, by and between the Company and certain of its subsidiary guarantors and the holders of the senior unsecured notes (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.6

Waiver Agreement dated as of February 25, 2014, by and between the Company and certain of its subsidiary guarantors and The Royal Bank of Scotland N.V. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 26, 2014)

10.7	Share Purchase Agreement

10.8	Amended and Restated Letter Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.

Date:	February 28, 2014	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Chief Legal Officer and Secretary